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                                                                    EXHIBIT 10.7

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement, dated as of December 15, 2002 (the "Agreement"), is by and among Kitty Hawk, Inc., a Delaware corporation (the "Company"), and the persons listed on the signature page hereto (the "Initial Holders").

                              W I T N E S S E T H :

         WHEREAS, in connection with the financial restructuring of the Company pursuant to the Plan, the Company proposes to grant certain registration rights to the Initial Holders; and

         WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the registration rights granted to the Initial Holders;

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, and for other good and valid consideration, the parties agree as follows:

                             SECTION 1. DEFINITIONS

         Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Plan. Each reference herein to an agreement, document or instrument shall mean that agreement, document or instrument as from time to time amended, modified or supplemented in accordance with its terms, including in each case all exhibits, annexes and schedules to such agreement, document or instrument, all of which are incorporated by reference to such agreement, document or instrument.

         As used in this Agreement, the following capitalized terms shall have the meanings ascribed to them below:

         "Affiliates" means, with respect to a specified Person, a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions located in the State of New York are authorized or obligated by law or executive order to close.

         "Chapter 11 Cases" means the cases under Chapter 11 of the Bankruptcy Code entitled In re: Kitty Hawk, Inc. et al., Case No. 400-42069-BJH and Case No. 400-42141 through Case No. 400-42149, before the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division, jointly administered under Case No. 400-42141-BJH.

         "Company Indemnitee" has the meaning set forth in Section 6(B).

         "Demand Registration" has the meaning set forth in Section 2(A).

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         "Effective Date" means August 6, 2002, which is the date immediately following the date the Plan is confirmed in the Chapter 11 Cases.

         "Everest Capital" means Everest Capital Limited, a limited partnership organized under the laws of Bermuda, and its Affiliates.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means each of Stockton, Everest Capital and Resurgence Asset Management, and any of their respective successors and assigns.

         "Holder Indemnitor" has the meaning set forth in Section 6(B).

         "New Common Stock" means the common stock of the Company issued in connection with the financial restructuring of the Company pursuant to the Plan.

         "Person" means any natural person, corporation, partnership, limited liability company, association, joint stock company, business trust or other legal entity.

         "Piggyback Registration" has the meaning set forth in Section 3(A).

         "Plan" means the plan of reorganization as filed and confirmed in connection with the Chapter 11 Cases.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

         "Registrable Securities" means (x) shares of New Common Stock which are issued to the Initial Holders pursuant to the Plan and (y) any securities issued or issuable to the Holders in respect of or in exchange for any of such shares of New Common Stock referred to in clause (x) by way of a stock dividend or other distribution, stock split, reverse stock split or other combination of shares, recapitalization, reclassification, merger, consolidation or exchange offer. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred or exchanged and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or (iv) such securities shall have ceased to be outstanding.

         "Registration Expenses" has the meaning set forth in Section 5.

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         "Registration Statement" means any registration statement of the
Company which covers Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "Resurgence Asset Management" means Resurgence Asset Management L.L.C., a Delaware limited liability company, acting on behalf of its Affiliates and its managed accounts.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any similar rule as may be in effect from time to time.

         "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "Section 3 Notice" has the meaning set forth in Section 3(A).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Stockton" means Stockton, LLC, a Delaware limited liability company, and its Affiliates.

                         SECTION 2. DEMAND REGISTRATIONS

         A. Requests for Registration. Subject to the provisions of this Section 2, any Holder may at any time after the 180th day following the Effective Date make a written request for registration under the Securities Act of all or any part of such Holder's Registrable Securities (a "Demand Registration"), which request shall specify the amount of Registrable Securities to be registered and the intended method or methods of disposition thereof; provided, however, the Company shall not be required to effect a Demand Registration unless the sale of the Registrable Securities proposed to be sold by the Holders will result in aggregate gross proceeds of at least $2.0 million; provided further, the Company shall not be required to effect a Demand Registration as a "shelf-registration" under Rule 415 of the Securities Act. Promptly after receipt of such request, the Company shall send written notice of such request to all Holders from whom written notice has not been received and shall, subject to the provisions of this Section 2, include in such Demand Registration all Registrable Securities with respect to which the Company receives written requests (each request specifying the amount of Registrable Securities to be registered and the intended method or methods of disposition thereof) for inclusion therein within 30 days after the date on which the Company's notice is sent. As promptly as practicable thereafter, but in no event later than 60 days after the end of such 30 day period, but subject to Section 2(C), the Company shall use its best reasonable efforts to file with the SEC a Registration Statement, registering all Registrable Securities requested to be included in such Demand Registration for disposition in accordance with the intended method or methods set forth in the written requests of the Holders. The Company shall use its best reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after filing and to remain effective until the earlier of (i) 180 days following the date on which it was declared effective and (ii) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein. Subject to

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Section 2(D), the Company may include in any Demand Registration additional shares of capital stock to be sold for the Company's account pursuant to such Demand Registration.

         B. Number of Registrations. The Company shall not be required to effect more than one (1) Demand Registration for each of (i) Everest Capital, (ii) Resurgence Asset Management and (iii) Stockton, pursuant to this Agreement.

         C. Suspension of Registration. The Company shall have the right to (i) delay the filing or effectiveness of the Registration Statement for any Demand Registration, (ii) to require the Holders not to sell any Registrable Securities under any Registration Statement or (iii) to delay the preparation and filing of any supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, in each case during one or more periods aggregating not more than 60 days in each 12 month period if, in each such instance, (x) the Company would, in accordance with the advice of its counsel, be required to make public disclosure of information in the Prospectus or Registration Statement the public disclosure of which would materially and adversely affect any existing or prospective material business situation, transaction or negotiation involving the Company or otherwise materially and adversely affect the Company or (y) in the good faith judgment of the Company's Board of Directors, there is a reasonable likelihood that effecting such Registration Statement at such time would adversely affect any existing or prospective material business situation, transaction or negotiation involving the Company or otherwise materially and adversely affect the Company; provided, however, that each Holder has received a certificate of the Company executed by its chief executive officer or the Chairman of the Board of Directors confirming (x) or (y) above.

         D. Priority. If the managing underwriter for a Demand Registration that involves an underwritten offering shall advise the Company that, in its opinion, the inclusion of the amount of securities to be sold for the Company's account or the Registrable Securities to be sold for the account of Holders that did not initiate the Demand Registration would (x) create a substantial risk that the proceeds or price per share that will be derived from such Demand Registration will be materially reduced or that the number of securities to be registered on such Demand Registration is too large to be reasonably sold or (y) materially and adversely effect such Demand Registration in any other respect, then the amount of securities to be sold for the Company's account or the Registrable Securities to be sold for the account of such non-initiating Holders shall be reduced (and may be reduced to zero) in accordance with the managing underwriter's recommendation. In the event of such reduction, the number of Registrable Securities included in such Demand Registration shall be determined by giving (i) first priority to the Registrable Securities owned by the Holder that initiated such Demand Registration (which shall not be reduced), (ii) second priority to the Registrable Securities owned by the Holders that did not initiate such Demand Registration, allocated if necessary pro rata among all such Holders, and (iii) third priority to the securities sought to be included by the Company. If no Registrable Securities of a Holder in category (ii) above are cut back, a Demand Registration shall be deemed to have been requested by such Holder for purposes of Section 2(B). If any Registrable Securities of a Holder in category (ii) above are cut back, no Demand Registration shall be deemed to have been requested by such Holder for purposes of Section 2(B) whether or not such Holder includes any of the Registerable Securities in the Demand Registration. In addition, such Holder may elect to withdraw its Registrable Securities from such Demand

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Registration upon prompt written notice to the Company of such withdrawal;
provided, however, that such withdrawal election shall be irrevocable and, after making a withdrawal election, a Holder shall no longer have any right to include Registrable Securities in the Demand Registration as to which such withdrawal election was made. If any such withdrawal election is made, the number of Registrable Securities included in the Demand Registration shall be increased by the lesser of the amount of Registrable Securities withdrawn and the aggregate amount of Registrable Securities cut back pursuant to this Section 2(D), and in accordance with the priority provided by this Section 2(D).

         E. Interrupted Registration. No Demand Registration requested pursuant to this Section 2 shall be deemed to have been requested by any Holder of Registrable Securities for purposes of Section 2(B): (i) unless a Registration Statement with respect thereto has been declared effective by the SEC; provided, however, that if a Demand Registration is not effected after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the requesting Holders to proceed therewith, a Demand Registration shall be deemed to have been effected by the Company at the request of such withdrawing Holders unless the withdrawing Holders shall have paid all Registration Expenses of the Company in connection with such Demand Registration, (ii) if after a Registration Statement has become effective, such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC for any reason other than a misrepresentation or an omission by the requesting Holders, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived by the managing underwriter, other than by reason of some wrongful act or omission, or act or omission in bad faith, by the requesting Holders or (iv) if such request has been withdrawn by the requesting Holders prior to the filing of the Registration Statement with the SEC and such Holders shall have paid all Registration Expenses of the Company in connection with such Demand Registration.

                       SECTION 3. PIGGYBACK REGISTRATIONS

         A. Right to Include Registrable Securities. If at any time after the Effective Date the Company proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act (a "Piggyback Registration"), it will each such time promptly give prior written notice to all Holders: (i) of its intention to do so, (ii) of the registration form of the SEC that has been selected by the Company and (iii) of rights of Holders under this Section 3 (the "Section 3 Notice"). The Company will include in a Piggyback Registration all Registrable Securities with respect to which the Company has received a written request from the Holders for inclusion therein within 30 days after the Section 3 Notice is given by the Company; provided, however, that (i) if, at any time after giving a Section 3 Notice and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason that none of such equity securities shall be registered, the Company may, at its election, give written notice of such determination to all Holders who so requested to be included in such Piggyback Registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned Piggyback Registration and (ii) in case of a determination by the Company to delay registration of its equity

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securities, the Company shall be permitted to delay a Piggyback Registration for the same period as the delay in registering such other equity securities by the Company. No Piggyback Registration shall be deemed a Demand Registration for purposes of Section 2(B). Notwithstanding anything to the contrary in Section 2, provided that the securities offered by the Company are successfully registered within 90 days from the date a Section 3 Notice is given by the Company and provided that a Holder did not have its allocation cut back pursuant to Section 3(B)(1), no Holder shall have the right to require the Company to effect a Demand Registration of any Registrable Securities pursuant to Section 2 until the earlier of (A) the completion of the distribution of the securities offered and registered pursuant to a Section 3 Notice and (B) 90 days after the date each Registration Statement effected under this Section 3 is declared effective.

     B.     Priority; Registration Form.

            (1) If the managing underwriter for a Piggyback Registration in which Registrable Securities are proposed to be included pursuant to this
Section 3 that involves an underwritten offering shall advise the Company that, in its opinion, the inclusion of the amount of Registrable Securities to be sold for the account of Holders would (x) create a substantial risk that the proceeds or price per share that will be derived from such Piggyback Registration will be materially reduced or that the number of securities to be registered on such Piggyback Registration is too large to be reasonably sold or (y) materially and adversely affect such Piggyback Registration in any other respect, then the number of Registrable Securities to be sold for the account of such Holders shall be reduced (and may be reduced to zero) in accordance with the managing underwriter's recommendation. In the event that the number of Registrable Securities to be included in any Piggyback Registration is reduced (but not to zero), the number of such Registrable Securities included in such Piggyback Registration shall be allocated pro rata among all requesting Holders and all other holders of New Common Stock having the right to include their shares of New Common Stock in such registration, on the basis of the relative number of shares of such New Common Stock each such Holder or other holder has requested to be included in such Piggyback Registration. If, as a result of the proration provisions of this Section 3(B), any Holder shall not be entitled to include all Registrable Securities in a Piggyback Registration pursuant to this Section 3 that such Holder has requested be included, such Holder may elect to withdraw its Registrable Securities from the registration; provided, however, that such withdrawal election shall be irrevocable and, after making a withdrawal election, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal election was made. If any such withdrawal election is made, the number of Registrable Securities included in the Piggyback Registration shall be increased by the lesser of the amount of Registrable Securities withdrawn and the aggregate amount of Registrable Securities cut back pursuant to this Section 3(B)(1), and in accordance with the priority provided by this Section 3(B)(1).

            (2) If the Company is using a Form S-3 to effectuate a registration pursuant to this Section 3 or Section 2, but it would not be eligible to use such form for the number of Registrable Securities to be included at the request of other Holders, the Company may elect to not include such Registrable Securities in such registration.

     C. Merger, Consolidation, etc. Notwithstanding anything in this Section 3 to the contrary, Holders shall not have any right to include their Registrable Securities in any

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distribution or registration of equity securities by the Company, which is a result of a merger, consolidation, acquisition, exchange offer, recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other employee benefit plan, or any similar transaction having the same effect.

                       SECTION 4. REGISTRATION PROCEDURES

     A. The Company to Use Best Reasonable Efforts. In connection with the Company's registration obligations pursuant to Sections 2 and 3, the Company shall use its best reasonable efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:

             (1) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable registration on any appropriate form under the Securities Act, and to cause such Registration Statements to become effective as soon as reasonably practicable and to remain continuously effective for the time period required by this Agreement to the extent permitted under the Securities Act or until the distribution contemplated in the Registration Statement is completed; provided, however, that as soon as reasonably practicable but in no event later than three Business Days before filing such Registration Statement, any related Prospectus or any amendment or supplement thereto, other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel selected as provided in Section 5(vi) and the underwriters, if any, copies of all such documents proposed to be filed, which Holders, counsel and underwriters shall be afforded a reasonable opportunity to review such documents and comment thereon;

             (2) prepare and file with the SEC, as promptly as reasonably practicable, such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 2(A); and cause the Registration Statement and the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed in accordance with the Securities Act and any rules and regulations promulgated thereunder; and otherwise comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such Registration Statement or such Prospectus or Prospectus supplement;

             (3) notify the selling Holders and the managing underwriters, if any, as promptly as reasonably practicable if at any time (A) any Prospectus, Registration Statement or amendment or supplement thereto is filed (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement), (B) any Registration Statement, or any post-effective amendment thereto, becomes effective, (C) the SEC requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or Prospectus, (D) the SEC issues any stop order suspending the effectiveness of a Registration Statement or initiates

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any proceedings for that purpose, (E) the Company receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of suspending such qualification or (F) any event occurs which requires that any changes be made in such Registration Statement or any related Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in the case of this subclause (F), such notice need only state that an event of such nature has occurred, without describing such event. The Company hereby agrees to promptly reimburse any selling Holders for any reasonable out-of-pocket losses and expenses incurred in connection with any uncompleted sale of any Registrable Securities in the event that the Company fails to timely notify such Holder that the Registration Statement then on file with the SEC is no longer effective;

             (4) use its best reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws in any jurisdiction in the United States, at the earliest reasonably practicable moment;

             (5) if requested by the managing underwriters or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, incorporate into a Prospectus supplement or a post-effective amendment to the Registration Statement any information which the managing underwriters and the Holders of a majority of the Registrable Securities being sold in connection therewith reasonably agree is required to be included therein relating to such sale of Registrable Securities; and file such supplement or post-effective amendment as soon as practicable in accordance with the Securities Act and the rules and regulations promulgated thereunder;

             (6) furnish to each selling Holder and each managing underwriter, if any, one signed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including all financial statements and schedules thereto, all documents incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference) as promptly as practicable after filing such documents with the SEC;

             (7) deliver to each selling Holder and each underwriter, if any, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such selling Holder or underwriter, if any, may reasonably request; and consent to the use of such Prospectus or any amendment or supplement thereto by each such selling Holder and underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus, amendment or supplement;

             (8) prior to any public offering of Registrable Securities, (i) use its best reasonable efforts to register or qualify, or to cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as may be requested by the Holders of a majority of the Registrable Securities included in such Registration Statement;
(ii) use its best reasonable efforts to keep each such registration or qualification effective during the period set forth in

Section 2(A) that the applicable Registration Statement is required to be kept effective; and (iii) do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject;

             (9) cooperate with the selling Holders and the underwriters, if any, in the preparation and delivery of certificates representing the Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such selling Holders or managing underwriters may request at least two Business Days prior to any sale of Registrable Securities represented by such certificates;

             (10) subject to Section 2(C), upon the occurrence of any event described in subclause (F) of clause (3) above, promptly prepare and file a supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, and any other required documents, so that such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and use its best reasonable efforts to cause such supplement or post-effective amendment to become effective as soon as practicable;

             (11) take all other actions in connection therewith as are reasonably necessary or desirable in order to facilitate the disposition of the Registrable Securities included in such Registration Statement and, in the case of an underwritten offering: (A) enter into an underwriting agreement in customary form with the managing underwriter (such agreement to contain standard and customary indemnities, representations, warranties and other agreements of or from the Company); (B) use its reasonable best efforts to obtain opinions of counsel to the Company (which, if reasonably acceptable to the underwriters, may be the Company's inside counsel) addressed to the underwriters, such opinions to be in customary form; and (C) use its reasonable best efforts to obtain "comfort" letters from the Company's independent certified public accountants addressed to the underwriters, such letters to be in customary form;

             (12) make available for inspection by any selling Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such selling Holder or underwriter all financial and other records, pertinent corporate documents and properties of the Company as shall be necessary to enable them to fulfill their due diligence responsibilities, and cause the Company's officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by any such selling Holders, underwriters, attorneys, accountants or agents in connection with such Registration Statement as shall be necessary to enable them to fulfill their due diligence responsibilities; provided, however, that information which the Company determines, in good faith, to be confidential shall not be disclosed by such persons unless (x) the disclosure of such information is necessary to avoid or correct a misstatement or omission in such Registration Statement, or (y) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each selling Holder of Registrable Securities agrees, on its own behalf and on behalf of all its underwriters, accountants, attorneys and agents, that the information obtained by it as a result of such inspections shall be kept confidential by it and not disclosed by or on behalf of it, and shall not be used by it as the basis for any market transactions in the securities of the Company, in each case unless and until such information is made generally available to the public other than by or on behalf of such selling Holder. Each selling Holder of Registrable Securities further agrees, on its own behalf and on behalf of all its underwriters, accountants, attorneys and agents, that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the information deemed confidential;

             (13) use its reasonable best efforts to cause all Registrable Securities registered pursuant hereunder to be listed or quoted on each securities exchange or quotation medium on which similar securities by the Company are then listed, and in the event that the Company does not have any such securities, the Company will use its reasonable best efforts to cause all Registrable Securities registered pursuant hereunder to be listed or quoted on a securities exchange or quotation medium;

             (14) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities; and

             (15) take all such other actions not inconsistent with the terms of this Agreement as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     B. Holders' Obligation to Furnish Information. The Company may require each Holder of Registrable Securities as to which any registration is being effected under Section 2 or Section 3 herein to furnish to the Company (i) a standard selling stockholder questionnaire requesting information to determine compliance with all applicable securities laws and (ii) such information regarding (x) the intended method or methods of distribution of such Registrable Securities as the Company may from time to time reasonably request and (y) such other information about the Holder and its Affiliates as is required to be set forth in the Registration Statement or Prospectus.

     C. Suspension of Sales Pending Amendment of Prospectus. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subclauses (C)-(F) of subsection A(3) above, such Holder will suspend the disposition of any Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of a supplemented or amended Prospectus or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession of any Prospectus covering such Registrable Securities. If the Company shall have given any such notice during a period when a Demand Registration is in effect, the 180-day period described in Section 2(A) shall be extended by the number of days of such suspension period.

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

     D. No Required Registration. The Company shall not be required to file a Registration Statement at the request of a Holder pursuant to the provisions of
Section 2 if the Company shall receive a written opinion from its counsel that the Registrable Securities which such Holder has requested or may request to have registered may, as of the date of such opinion, be sold in the public market during any 90-day period, under Rule 144 or otherwise, without registration under the Securities Act, provided that such opinion is also addressed to, and is reasonably acceptable to, such Holder.

                        SECTION 5. REGISTRATION EXPENSES

     All expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including without limitation all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), (v) securities acts liability insurance (if the Company elects to obtain such insurance), (vi) reasonable fees and expenses of one counsel for the Holders of Registrable Securities covered by each Registration Statement, with such counsel to be selected by Holders of a majority of such Registrable Securities (all such expenses being herein referred to in clauses (i) through (vi) as "Registration Expenses"), and (vii) the expenses and fees for listing securities to be registered on each securities exchange on which similar securities by the Company are then listed shall, subject to Section 2(E), be borne by the Company; provided, however, that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

                           SECTION 6. INDEMNIFICATION

     A. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3, the Company shall indemnify and hold harmless each selling Holder of any Registrable Securities covered by such Registration Statement, its Affiliates, general and limited partners, members and shareholders and each of its and their directors, officers, managers, employees, attorneys, investment advisors and agents, each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person, if any, who controls such selling Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which such selling Holder or other indemnified Person may become subject under the Securities Act, the Exchange Act, other applicable federal or state securities laws or any rule or regulation promulgated under either of them, or common law, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such Registration Statement, or contained in the Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of the Securities Act, the Exchange Act, other applicable federal or state securities laws or any rule or regulation promulgated under either of them, or common law applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse such selling Holder and each other indemnified Person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any such selling Holder or other indemnified Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such selling Holder or other indemnified Person, specifically for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in any underwritten offering or sale of Registrable Securities, or to any Person who is a selling Holder in any offering or sale of Registrable Securities, or any other Person, if any, who controls such underwriter or selling Holder within the meaning of the Securities Act, under the indemnity agreement in this Section 6(A) with respect to any preliminary Prospectus or the final Prospectus (including any amended or supplemented preliminary or final Prospectus), as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter, selling Holder or controlling Person results from the fact that such underwriter, selling Holder or controlling Person sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter, selling Holder or controlling Person and such final Prospectus, as then amended or supplemented, has corrected any such misstatement or omission; and provided, further, that the Company shall not be liable to any Affiliate, general and limited partner, member and shareholder, director, officer, manager, employee, attorney, investment advisor or agent of any selling Holder under the indemnity agreement in this Section 6(A) if the Company is not liable to such selling Holder under this Section 6(A). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Stockholder or other indemnified Person.

     B. Indemnification by the Sellers. In consideration of the Company's including any Registrable Securities in any Registration Statement filed in accordance with Section 2 or 3, each prospective selling Holder (each, a "Holder Indemnitor") of such Registrable Securities and any underwriter shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(A)) the Company and its directors, officers, employees, managers, attorneys, investment advisors and agents and each person controlling the Company within the meaning of the Securities Act (each, a "Company Indemnitee") against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with such Holder Indemnitor's consent, which consent shall not be unreasonably withheld) to which the Company Indemnitees may become subject under the Securities Act, the Exchange Act, other applicable federal or state securities laws or any rule or regulation promulgated under either of them, or common law, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise solely out of or are based solely upon any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such selling Holder or underwriter specifically for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of its directors, officers or controlling Persons. The Company may require as a condition to its including Registrable Securities in any Registration Statement filed hereunder that the Holder thereof acknowledge its agreement to be bound by the provisions of this Agreement (including Section 6) applicable to it.

     C. Notices of Claims. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, further, that if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists in respect of such claim, then such indemnified party shall have the right to participate in the defense of such claim and to employ one counsel at the indemnifying party's expense to represent such indemnified party. No indemnified party will consent to entry of any judgment or enter into any settlement without the indemnifying party's consent to such judgment or settlement, which shall not be unreasonably withheld.

     D. Contribution. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under this
Section 6, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in this Section 6 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The Company agrees, and the Holders (in consideration of the Company's including any Registrable Securities in any Registration Statement filed in accordance with Section 2 or 3) shall be deemed to have agreed, that it would not be just and equitable if contributions pursuant to this Section 6(D) were to be determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to in the first two sentences of this Section 6(D). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(D) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6(C) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 6(D). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 6(D), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 6(C) has not been given with respect to such action; provided, however, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this
Section 6(D), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding anything in this
Section 6(D) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 6(D) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                               SECTION 7. RULE 144

     A. At all times following the Effective Date while its securities are traded on a national exchange or electronic quotation system, the Company shall provide and file such financial and other information concerning the Company as may from time to time be required by the SEC, so as to comply with all reporting requirements under the Exchange Act, and shall, upon request, state in writing that it has complied with all such requirements, and further agrees that, for so long as the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall comply in all respects with paragraph (c)(2) of Rule 144.

     B. Following the Effective Date, subject to the acknowledgement below, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule

144 under the Securities Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding the foregoing, the Initial Holders acknowledge that the Company did not file the Form 10-Q for the quarter ended September 30, 2002 (the "3/rd/ Quarter 2002 Form 10-Q") and that the Company does not intend on filing such 3/rd/ Quarter 2002 Form 10-Q until March 31, 2003, or on such earlier date as the Company shall deem necessary and appropriate. The Initial Holders hereby acknowledge that such delinquent filing may delay the ability to exercise their rights set forth in the Agreement and waive any and all claim that might result from such delinquent filing of the 3/rd/ Quarter 2002 Form 10-Q. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                      SECTION 8. UNDERWRITTEN REGISTRATIONS

     A. Selection of Underwriters. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the underwriter or underwriters and managing underwriter or managing underwriters that will administer the offering shall be selected by the Holder that initiated such Demand Registration; provided, however, that such underwriters and managing underwriters shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

     B. Agreements of Selling Holders. No Holder shall sell any of its Registrable Securities in any underwritten offering pursuant to a registration hereunder unless such Holder agrees to sell such Registrable Securities on a basis provided in an underwriting agreement in customary form. No Holder shall sell any of its Registrable Securities in any offering, whether or not underwritten, pursuant to a registration hereunder unless such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-ups and other documents required under the terms of such underwriting agreements or as reasonably requested by the Company.

                         SECTION 9. HOLDBACK AGREEMENTS

     A. Restrictions on Public Sales by Holders. To the extent not inconsistent with applicable law, each Holder that is timely notified in writing by the managing underwriter or underwriters shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any issue being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, or pursuant to a merger, an exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), any securities of the Company similar to any such issue or any securities of the Company convertible into or exchangeable or exercisable for any such issue or any similar issue, during the 15 days prior to the effective date of the applicable Registration Statement, if such date is known, or during the period beginning on such effective date and ending on the earlier of (i) the completion of the distribution of such securities by the Company pursuant to such offering and (ii) 180 days after such effective date, except as part of such registration; provided that such restrictions shall apply not more than once during any nine-month period and in no case shall such restrictions apply for an aggregate of more than 360 days after the effective date.

     B. Restrictions on Public Sales by the Company. If so requested by the managing underwriter or underwriters, the Company shall not effect any public sale or distribution of any issue of the same class or series as Registrable Securities being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), any securities of the Company similar to any such issue or any securities of the Company convertible into or exchangeable or exercisable for any such issue, during the 15 days prior to the effective date of the applicable Registration Statement, if such date is known, or during the period beginning on such effective date and ending on the earlier of (i) the completion of the distribution of such securities by the Company pursuant to such offering and (ii) 180 days after such effective date, except as part of such registration.

                            SECTION 10. MISCELLANEOUS

     A. Amendments and Waivers. This Agreement may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed, in the case of an amendment, by all of the parties hereto, or in the case of a waiver or consent, by the party against whom the waiver or consent, as the case may be, is to be effective.

     B. Successors, Assigns and Transferees. The rights under this Agreement may not be transferred or assigned by a Holder to a transferee of the Holder's Registrable Securities, except in conjunction with a contemporaneous assignment of Registrable Securities equal to at least five percent (5%) of the outstanding shares of New Common Stock (at the time of such transfer) without the Company's consent. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Holders and their respective successors, assigns and transferees.

     C. Integration. This Agreement and the documents referred to herein or delivered pursuant hereto that form a part hereof contain the entire understanding of the Company and the Initial Holders with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the Company and the Initial Holders with respect to its subject matter. The Company represents to the Holders that it has not entered into any agreement which is inconsistent with this Agreement.

     D. Legend. Certificates evidencing Registrable Securities held by Initial Holders may bear a legend substantially in the form below:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL

     REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

     E. Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telecopier or hand delivery:

     If to the Company, to:

               Kitty Hawk, Inc.
               P.O. Box 612787
               1515 W. 20th Street
               DFW International Airport, Texas  75261
               Attention:  E. Pierce Marshall, Jr.
               Fax:  (972) 456-2449

     with a copy to:

               Haynes and Boone, LLP
               901 Main Street, Suite 3100
               Dallas, Texas  75202-3789
               Attention:  Garrett A. DeVries, Esq.
               Fax:  (214) 200-0428

     If to any Holder, to the address of such Holder as shown in the stock record books of the Company, with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York 10019
               Attention:  Scott K. Charles, Esq.
               Fax:  (212) 403-2000

All such notices and communications shall be deemed to have been given or made
(i) when delivered by hand, (ii) three Business Days after being deposited in the mail, postage prepaid or (iii) when telecopied, receipt acknowledged. The Company may change its address for receipt of notices by notice of such change given in the manner contemplated hereby to the Holders.

     F. Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit, expand or otherwise affect the meaning of the terms contained herein.

     G. Severability. In the event that any one or more of the provisions hereof is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the Company and the Holders shall be enforceable to the fullest extent permitted by law.

     H. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the principles thereof relating to conflict of laws. Each party hereto hereby consents to the exclusive jurisdiction and venue of the state and federal courts located in the City and County of New York, New York in any action or proceeding arising hereunder and to service of process by certified mail, return receipt requested (which shall constitute "personal service")

     I. Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile copies of original signatures shall have the same effect as the original.

     J. Effective Date. This Agreement shall be effective on the Effective Date.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date set forth above.

                              KITTY HAWK, INC.

                              By: /s/ Robert W. Zoller, Jr.
                                 -----------------------------------------------
                                 Name: Robert W. Zoller, Jr.
                                 Title: President and Chief Executive Officer


                              EVEREST CAPITAL LIMITED on behalf of its and its affiliates' managed funds and accounts




                              By: /s/ Malcolm Stott
                                 -----------------------------------------------
                                 Name: Malcolm Stott
                                 Title: Director



                              By: /s/ Simon Onabowale
                                 -----------------------------------------------
                                 Name: Simon Onabowale
                                 Title: Principal



                              RESURGENCE ASSET MANAGEMENT, L.L.C.,
                              on behalf of its and its affiliates' managed funds and accounts



                              By: /s/ James B. Rubin
                                 -----------------------------------------------
                                 Name: James B. Rubin
                                 Title: Co-Chairman and Chief Investment Officer



                              STOCKTON, LLC


                              By:_______________________________________________
                                 Name: Elliot Greenberg
                                 Title: Vice President